Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with China West Coal Energy Inc.’s Quarterly Report on Form 10-QSB for the quarter ended June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Caixia Peng, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2)	The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

/s/ Caixia Peng
Caixia Peng Chief Financial Officer Date: August 14, 2007